                                                                   Exhibit 10.15
                                                                  EXECUTION COPY

                           FIRST AMENDMENT AND WAIVER

      FIRST AMENDMENT AND WAIVER, dated as of June 25, 2004 (this "First Amendment"), to the Term Loan Agreement, dated as of July 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Wheeling-Pittsburgh Corporation ("Holdings"), Wheeling-Pittsburgh Steel Corporation (the "Borrower"), the Lenders party to the Credit Agreement, the Documentation Agent and Syndication Agent named therein, Royal Bank of Canada, as administrative agent (in such capacity, the "Administrative Agent"), the Emergency Steel Loan Guarantee Board (the "Federal Guarantor") and the West Virginia Housing Development Fund (the "State Guarantor"). Terms defined in the Credit Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Federal Guarantor and the State Guarantor are parties to the Credit Agreement;

      WHEREAS, the Borrower has requested that the Tranche B Lenders agree to amend the Applicable Margin with respect to the Tranche B Loans (the "Tranche B Repricing") as provided herein;

      WHEREAS, Holdings intends to sell up to an aggregate of $150,000,000 of its Capital Stock through one or more offerings in the capital markets (each an "Equity Offering" and collectively, the "Equity Offerings") and the Borrower has requested that the Lenders agree to waive certain mandatory prepayment provisions of the Credit Agreement with respect to the proceeds thereof;

      WHEREAS, the Borrower has requested that the Lenders agree to make certain other amendments and waivers relating to the Credit Agreement as set forth herein; and

      WHEREAS, the Tranche B Lenders are willing to agree to the amendments necessary to effectuate the Tranche B Repricing, and the Lenders, the Administrative Agent and the Federal Guarantor are willing to agree to such other waivers and amendments set forth herein, in each case subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Holdings, the Borrower, the Lenders, the Administrative Agent and the Federal Guarantor hereby agree as follows:

      SECTION I. AMENDMENT RELATING TO THE TRANCHE B LOAN REPRICING.

      1. Amendment to Section 1.1 (Definitions). The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting from the table contained therein the line entitled "Tranche B Loans" and the margins for ABR Loans and Eurodollar Loans set forth opposite thereto and inserting in lieu thereof:

         "Tranche B Loans        0%          0.55%".


      SECTION II. WAIVERS AND AMENDMENTS RELATING TO THE EQUITY OFFERINGS.

      1. Waiver of Mandatory Prepayment Provisions. Each of the Lenders and the Federal Guarantor hereby waives the requirement set forth in Section 2.6(a) with respect to the application of the Net Cash Proceeds of each Equity Offering, provided that (i) such Equity Offerings are consummated no later than January 31, 2005 and (ii) upon receipt of Net Cash Proceeds from any Equity Offering, Holdings shall contribute such Net Cash Proceeds to the Borrower and the Borrower shall apply such Net Cash Proceeds in the following order: (A) first, on any date on which Net Cash Proceeds are received from an Equity Offering (or the following Business Day in the event Net Cash Proceeds are received after 2:00 p.m., New York City time) (each a "Prepayment Date"), to reduce the principal amount of the loans outstanding under the Revolving Loan Agreement to zero (excluding any letters of credit then outstanding under the Revolving Loan Agreement); (B) second, to the extent of any excess, to Capital Expenditures to be made on or after the date of such Equity Offering, provided that (I) any Net Cash Proceeds allocated to Capital Expenditures pursuant to this clause (B) are deposited on the date of such Equity Offering in a segregated account (the "Capital Expenditure Deposit Account") as to which the deposit bank has executed a control agreement in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in form and substance satisfactory to the Administrative Agent, (II) all Capital Expenditures made with amounts withdrawn from the Capital Expenditure Deposit Account are expended pursuant to and in accordance with clause (a), (b) or (e) of Section 6.7 of the Credit Agreement (as amended by this First Amendment), and (III) no more than $35,000,000 of Net Cash Proceeds from all Equity Offerings may be allocated to Capital Expenditures pursuant to this clause (B); and (C) third, on the respective Prepayment Date, to the extent of any excess, to prepay the principal amount of the Loans.

      2. Waiver of Inverse Application of Prepayments. Notwithstanding Section 2.12(a) of the Credit Agreement, each of the Lenders and the Federal Guarantor hereby agrees that with respect to any prepayment of Loans made in accordance with Section II.1 above, such prepayment shall be applied pro rata among the Tranche A Loans, the Tranche B Loans and the Tranche C Loans and, within each tranche, pro rata over the remaining principal installments thereof as set forth in Section 2.3.

      3. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by:

            (a) inserting the following new definitions in appropriate alphabetical order:

                  ""Capital Expenditure Deposit Account": as defined in the
            First Amendment and Waiver."

                  ""First Amendment and Waiver": the First Amendment and Waiver
            to this Agreement, dated as of June 25, 2004, among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the Federal Guarantor."

            (b) amending the definition "Consolidated Fixed Charge Coverage Ratio" in its entirety to read as follows:

                  ""Consolidated Fixed Charge Coverage Ratio": for any period, the ratio of (a) (i) the sum (without duplication) of Consolidated EBITDA for such period and Consolidated Lease Expense for such period less (ii) the aggregate amount actually paid by Holdings and its Subsidiaries during such period on account of Capital Expenditures (excluding Capital Expenditures (i) funded from or reimbursed by amounts on deposit in the Cash Collateral Account or Capital Expenditure Deposit Account or (ii) made in accordance with
            Section 6.7(d)) to (b) Consolidated Fixed Charges for such period."

            (c) amending clause (b)(iii) of the definition of "Excess Cash Flow" in its entirety to read as follows:

                  "(iii) the aggregate amount actually paid or committed to be paid (such committed amounts to be excluded from the computation of Excess Cash Flow in future quarters) by the Borrower and its Subsidiaries in cash during such fiscal quarter on account of Capital Expenditures (excluding expenditures to the extent (i) funded by drawings on the Cash Collateral Account or the Capital Expenditure Deposit Account, (ii) financed with the proceeds of any Reinvestment Deferred Amount or (iii) in the case of the Coke Facility Refurbishment Project, financed with Indebtedness incurred in connection with such expenditures, other than Indebtedness under the Revolving Loan Agreement necessarily incurred to fund such expenditures),"

      4. Amendment to Section 6 (Negative Covenants). Section 6 of the Credit Agreement is hereby amended by inserting the following new provision at the end thereof:

            "6.19 Revolving Loan Balance. Permit the outstanding principal amount of all Revolving Loans and Swing Line Loans (as such terms are defined in the Revolving Loan Agreement) on any day to exceed $150,000,000 in the aggregate."

      5. Amendment of Exhibit B (Form of Ratio and Compliance Certificate). Exhibit B to the Credit Agreement is hereby amended by inserting the following new paragraph 5 after existing paragraph 4:

            "5. Attached hereto as Attachment 3 is a schedule of the amounts withdrawn from the Capital Expenditure Deposit Account during the accounting period covered by the Financial Statements and a description of the Capital Expenditures made with such amounts."

      SECTION III. AMENDMENTS RELATING TO COKE FACILITY CAPITAL EXPENDITURES.

      1. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

            ""Coke Facility Refurbishment Project": the refurbishment of the No. 8 coke battery located in Follansbee, West Virginia to be undertaken and completed in accordance with the project description set forth in Schedule 1.1G.".

      2. Amendments to Section 6.7 (Capital Expenditures). Section 6.7 of the Credit Agreement is hereby amended by:

            (a) inserting a new paragraph between existing paragraphs (c) and
      (d) (and relettering existing paragraph (d) as new paragraph (e)) as follows:

                  "(d) Capital Expenditures relating to the Coke Facility
            Refurbishment Project in an aggregate amount not to exceed $85,000,000, provided that not more than $18,000,000 in the aggregate may be expended on the Coke Facility Refurbishment Project prior to January 1, 2006; and"; and

                  (b) inserting the words ", the Coke Facility Refurbishment
            Project" immediately after the words "the Allenport Cold Mill Improvements" in newly relettered paragraph (e).

      3. Schedule 1.1G. The Credit Agreement is hereby amended by including as
Schedule 1.1G thereto Schedule A to this First Amendment.

      SECTION IV. MISCELLANEOUS.

      1. Representations and Warranties. (a) Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

      (b) Each of Holdings and the Borrower represents that the audited consolidated balance sheets of Holdings as at December 31, 2003, and the related consolidated statements of income and of cash flows for the period ended on such date, reported on and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

      2. Effectiveness. This First Amendment shall become effective as of and on the date on which the following conditions precedent shall have been satisfied (the "First Amendment Effective Date"):

            (a) Consent; First Amendment. The Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Federal Guarantor, the Tranche A Lender, the Tranche C Lender and each of the Tranche B Lenders.

            (b) Fees. The Administrative Agent shall have received payment of all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel.

            (c) Legal Opinion. The Administrative Agent shall have received a legal opinion addressed to the Administrative Agent, the Lenders and the Federal Guarantor from Kirkpatrick & Lockhart LLP, counsel to Holdings, the Borrower and their Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

      3. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Credit Agreement shall remain in full force and effect.

      4. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      5. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [rest of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    WHEELING-PITTSBURGH CORPORATION


                                    By: /s/ John W. Testa
                                       ------------------------------------
                                    Name: John W. Testa
                                    Title: Vice President

                                    WHEELING-PITTSBURGH STEEL CORPORATION


                                    By: /s/ Michael P. DiClemente
                                       ------------------------------------
                                    Name: Michael P. DiClemente
                                    Title: Treasurer

                                    ROYAL BANK OF CANADA, as Administrative
                                      Agent

                                    By: /s/ Gail Watkin
                                      -------------------------------------
                                    Name: Gail Watkin
                                    Title: Manager, Agency




                                    ROYAL BANK OF CANADA, as Tranche A Lender and Tranche C Lender



                                    By: /s/ Suzanne Kaicher
                                      --------------------------------------
                                    Name: Suzanne Kaicher
                                    Title: Attorney-in-Fact
                                           Royal Bank of Canada




     (SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO TERM LOAN AGREEMENT)

                                    EMERGENCY STEEL LOAN GUARANTEE BOARD


                                       By: /s/ Marguerite S. Owen
                                         ---------------------------------
                                       Name: Marguerite S. Owen
                                       Title: General Counsel




      (SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO TERM LOAN AGREEMENT)

                                        AUSTRALIA AND NEW ZEALAND BANKING
                                        GROUP LIMITED



                                        By: /s/ R. Scott McInnis
                                           -------------------------------------
                                           Name:  R. Scott McInnis
                                           Title: Country HZAD - USA

                                        Lloyds TSB Bank plc



                                        By: /s/ Gary Staines
                                           -------------------------------------
                                           Name:  Gary Staines
                                           Title: VICE PRESIDENT
                                                  STRUCTURED FINANCE
                                                  8366




                                                   /s/ Ming Liu
                                        -------------------------------------
                                                       Ming Liu
                                             Assistant Vice President
                                                 Structured Finance
                                                        0-008

                                        Bank One, NA
                                        ----------------------------------------
                                        Name of Lender


                                        By: /s/ Paul Weybrecht
                                           -------------------------------------
                                           Name:  Paul Weybrecht
                                           Title: Director

                                        ALLSTATE LIFE INSURANCE COMPANY
                                        ----------------------------------------
                                        Name of Lender


                                        By: /s/ [Signature illegible]
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By: /s/ [Signature illegible]
                                           -------------------------------------





     (Signature Page to First Amendment and Waiver to Term Loan Agreement)

                                        Allied Irish Banks plc



                                        By: /s/ Margaret Brennan
                                           -------------------------------------
                                           Name:  MARGARET BRENNAN
                                           Title: Vice President

                                        BANK HAPOALIM B.M.

                                        By: /s/ James P. Surless
                                           ------------------------------------
                                           Name:  JAMES P. SURLESS
                                           Title: VICE PRESIDENT

                                        By: /s/ [Signature Illegible]
                                           ------------------------------------
                                           Name:  [Signature Illegible]
                                           Title: FVP





































     (SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO TERM LOAN AGREEMENT)

                                        KBC BANK N.V.
                                        ---------------------------------------
                                        Name of Lender

                                        By: /s/ Robert Snauffer
                                           ------------------------------------
                                           Name:  Robert Snauffer
                                           Title: First Vice President

                                        By: /s/ Robert M. Surdam, Jr.
                                           ------------------------------------
                                           Name:  ROBERT M. SURDAM, JR.
                                           Title: VICE PRESIDENT








     (Signature Page to First Amendment and Waiver to Term Loan Agreement)

                                        US BANK N.A.
                                        ---------------------------------------
                                        Name of Lender


                                        By: /s/ Jeffrey A. Kessler
                                           ------------------------------------
                                           Name:  Jeffrey A. Kessler
                                           Title: Vice President





     (Signature Page to First Amendment and Waiver to Term Loan Agreement)

                                                BAYERISCHE LANDESBANK
                                                Cayman Islands Branch


                                                By: /s/ Stephen Christenson
                                                   -----------------------------
                                                   Name:  Stephen Christenson
                                                   Title: Vice President


                                                By: /s/ James H. Boyle
                                                   -----------------------------
                                                   Name:  James H. Boyle
                                                   Title: Vice President





     (SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO TERM LOAN AGREEMENT)

                                             Name of Lender: FLEET CAPITAL CORP.


                                             By: /s/ ALLAN R. JULEUS
                                                --------------------------------
                                                Name:  ALLAN R. JULEUS
                                                Title: SENIOR VICE PRESIDENT

                                                                      SCHEDULE A

                                                                   SCHEDULE 1.1G


                       Coke Facility Refurbishment Project


Description of Project:

End Flue rehabilitation of the No. 8 Coke Battery, including replacement of collector mains, fuel gas mains and rehabilitation of structures, machinery and gas cleaning systems. The objective is to restore original design productive capacity of the coke battery of 819,000 tons of furnace coke per year at 3% moisture.


Estimated Schedule:

Detailed scope cost and schedule development:  March 2004 to December 2004

      - detailed battery inspections

      - appropriation level cost estimate development

      - detailed schedule development

Major Equipment and Materials Procurement:  January  2004 to May 2006

Field construction:  Beginning November 2005

Achieve full battery rated production:  January 2007

No. 8 Coke Battery
Estimated Projected Cost Breakdown

                                                                     $ Million
                                                                     ---------
Pre-Appropriation Project Development                                   1.2

Engineering, Supervision & Administrative                               3.3

Materials:
 End Enclosure System                                      2.9
 Top Paving                                                 .7
 Insulation & Asbestos Removal                             1.1
 Safety Items                                               .3
 Gooseneck and Standpipe Materials                         1.2
 Rentals & Small Tools                                     1.1
 Sill Castings and Ancillary Plating                        .1
 Pusher & Coke Side Bench Materials                         .8
 Refractory & Mortar                                      13.7
 Collector Main                                            5.0
 Fuel Gas Main                                             1.5
                                                                       28.4
Field Labor                                                            52.1
                                                                       ====

        TOTAL                                                          85.0
                                                                       ====